SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 31, 2002

CAPTIVA SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-22292 (Commission File Number)	77-0104275 (I.R.S. Employer Identification Number)

10145 Pacific Heights Blvd.

San Diego, CA 92121

(858) 320-1000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

ACTIONPOINT, INC.

1299 Parkmoor Avenue

San Jose, CA 95126

(Former Name or Former Address, If Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

On July 31, 2002, Captiva Software Corporation, a Delaware corporation (f/k/a ActionPoint, Inc., the "Registrant"), completed its merger with Captiva Software Corporation, a California corporation ("Captiva California"), pursuant to an Agreement and Plan of Merger and Reorganization, dated March 4, 2002, as amended (the "Merger Agreement"), providing for the merger of a wholly owned subsidiary of the Registrant with and into Captiva California (the "Merger"), with Captiva California as the surviving corporation and a wholly-owned subsidiary of the Registrant.

Immediately after the effective time of the Merger, the name of the Registrant was changed to Captiva Software Corporation.

In connection with the Merger, each outstanding share of Captiva California preferred stock was converted into shares of Captiva California common stock, and each share of Captiva California common stock was automatically converted into the right to receive 0.01579 shares of the Registrant's common stock and cash in lieu of fractional shares thereof. Prior to the Merger, substantially all of the previously issued subordinated promissory notes of Captiva California in the aggregate amount (including principal and accrued but unpaid interest) of approximately $8.6 million (the "Notes") were converted into Captiva California common stock. Each outstanding option and warrant to purchase shares of Captiva California common stock was assumed by the Registrant and converted into an option or warrant, as the case may be, to purchase a number of shares of the Registrant's common stock adjusted based on the exchange ratio, with the exercise price adjusted accordingly.

The Merger was intended to be a tax-free reorganization and will be accounted for as a purchase transaction.

The foregoing description of the Merger is qualified in its entirety by the Merger Agreement and the press release of the Registrant announcing the completion of the Merger, a copy of each of which is filed herewith and incorporated herein by reference in its entirety as Exhibit 2.1 and Exhibit 99.1, respectively. Additional information regarding the Merger is included in the Joint Proxy Statement/Prospectus of the Registrant and Captiva California, dated July 5, 2002, forming a part of the Registrant's Pre-Effective No. 2 to Registration Statement on Form S-4 (Registration No. 333-87106) which is filed as an Exhibit 99.2 hereto and incorporated by reference herein.

Item 5. Other Events.

On August 2, 2002, Steve Francis, the Company's Chief Operating Officer and former Chief Executive Officer, informed the Board of Directors of his intent to resign effective August 31, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of business acquired

The required financial statements of Captiva California are incorporated by reference from the Joint Proxy Statement/Prospectus of the Registrant and Captiva California, dated July 5, 2002, forming a part of the Registrant's Pre- Effective No. 2 to Registration Statement on Form S-4 (Registration No. 333- 87106).

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information for the year ended December 31, 2001 and for the three months ended March 31, 2002 is incorporated by reference from the Joint Proxy Statement/Prospectus of the Registrant and Captiva California, dated July 5, 2002, forming a part of the Registrant's Pre-Effective No. 2 to Registration Statement on Form S-4 (Registration No. 333-87106).

(c) Exhibits.

Exhibit No. Description.

    Agreement and Plan of Merger and Reorganization dated March 4, 2002, as amended, by and among ActionPoint, Inc., Condor Merger Corp. and Captiva Software Corporation (incorporated by reference to the Registrant's Pre- Effective Amendment No.2 to Registration Statement on Form S-4 previously filed with the Securities and Exchange Commission on June 24, 2002 (File No. 333- 87106)).
    Joint Press Release of the Registrant and Captiva, dated July 31, 2002.
    The Registrant's Pre-Effective Amendment No.2 to Registration Statement on Form S-4 previously filed with the Securities and Exchange Commission on June 24, 2002 (File No. 333-87106).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2002	By: Rick Russo Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

2.1

Agreement and Plan of Merger and Reorganization dated March 4, 2002, as amended, by and among ActionPoint, Inc., Condor Merger Corp. and Captiva Software Corporation (incorporated by reference to the Registrant's Pre- Effective Amendment No.2 to Registration Statement on Form S-4 previously filed with the Securities and Exchange Commission on June 24, 2002 (File No. 333- 87106)).

99.1	Joint Press Release of ActionPoint, Inc. and Captiva Software Corporation, dated July 31, 2002.
99.2	The Registrant's Pre-Effective Amendment No.2 to Registration Statement on Form S-4 previously filed with the Securities and Exchange Commission on June 24, 2002 (File No. 333-87106).